Total Return Portfolio A Series of Panorama Series Fund, Inc.

Panorama Series Fund, Inc.—Total Return Portfolio

Objective
Panorama Series Fund, Inc. Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.
Narrative by Patrick Bisbey and John Kowalik, Portfolio Managers[1]
The one-year period that ended December 31, 2000, proved exceptionally volatile for most equity investors. Especially given this environment, we are pleased with the Portfolio’s returns over the fiscal year. We achieved this performance by adhering to our disciplined strategy of allocating assets among diverse stock, bond and cash holdings. This approach enabled us to limit risks and improve returns for our shareholders.
        The past year has seen a major shift in investors’ economic expectations. At the beginning of the period, the economy was growing at a rate that many analysts feared might trigger long-dormant inflationary pressures. To relieve these pressures, the Federal Reserve Board was in the midst of a series of interest rate increases. Growth stocks were strongly in favor among investors notably technology stocks, many of which reached such lofty valuations that many considered them unsuitable for a value-oriented portfolio. In contrast, most value stocks languished for lack of investor interest.
        In March, however, investors became concerned that the rate of U.S. economic growth might be unsustainably high. These concerns caused most stock prices to retreat. Technology stocks were hit especially hard, hurting some of the Portfolio’s growth-oriented holdings. Value-oriented stocks, conversely, showed signs of strength, helping to offset the downturns in technology stocks.
        By midyear, accumulating evidence indicated a moderation in the pace of U.S. economic growth, and equity markets showed signs of recovery. The market’s strength was concentrated in traditional value sectors. Many energy stocks, in particular, benefited from sharply rising prices for oil and natural gas. In addition, investors became more selective in their investment decisions, insisting that their stock holdings have sound business fundamentals. This shift in investor sentiment directly benefited the types of stocks in which the Portfolio invests.
        Subsequently, emerging signs indicated that the Federal Reserve Board’s interest rate hikes were having the desired effect of slowing economic growth. Simultaneously, oil prices rose to record levels, causing further uncertainty in the stock market. Despite a summertime rally, many growth stocks declined sharply in the fall. On the other hand, many value stocks, especially energy and financial companies, rose as investors became more optimistic about their prospects in the current environment.
        Despite rising interest rates during most of the fiscal year, our bond portfolio contributed positively to performance. This was due primarily to our emphasis on U.S. Treasury securities, which benefited from the Treasury Department’s buyback of some of its more seasoned, higher yielding bonds. As supply dwindled, demand remained strong, pushing prices up.
Our corporate bond holdings, however, fared less well. Default rates rose as the economy slowed, reducing market liquidity and putting pressure on prices. However, by focusing on high-quality corporate debt, we avoided the full brunt of these adverse influences.

1. The new Portfolio team assumed management responsibilities on 3/1/00.
Panorama Series Fund, Inc.—Total Return Portfolio

In terms of equity holdings, we received strong returns from our energy stocks, which benefited from rising oil prices. Toward year-end, our strongest returns came from the financial and healthcare sectors. Exceptional performers, for instance, included insurance provider American International Group, Inc. and pharmaceutical firm Pharmacia Corp.[2]
        On the other hand, technology specifically, computer hardware and software was the largest detractor from performance. Companies reporting or warning of earnings or revenue shortfalls were severely penalized. Fortunately, our scaled-back exposure to the sector helped overall returns.[2]
        Our management approach centers around our adherence to a consistent investment strategy through changing market conditions. However, while we invest in stocks listed in our benchmark, the S&P 500 Index, allocating approximately the same percentages to given industry sectors, the Portfolio is not an index fund. We strive to add value to the Portfolio and exceed the benchmark’s performance by identifying and investing selectively in the most appealing stocks within each sector. To this end, we use a wide range of computer-based modeling tools optimized for each sector to determine the most attractive prospects under prevailing market conditions.
        The considerable trading activity over this reporting period results from our restructuring the Portfolio to our proprietary approach. This level of trading is higher than normal, and not reflective of our typical management activities. On an ongoing basis, most trading activity will result from changes in rank by our quantitative models.
        Although we have managed the Portfolio for less than a year, our investment approach has stood the test of time. As portfolio managers, we have been employing similar quantitative models for many years across a wide range of market cycles and conditions, continually refining our process. We believe this enables us to reduce investment risks while positioning the Portfolio to outperform its index and many other value-oriented, large-cap equity funds.
Accordingly, we remain convinced that our disciplined approach to allocating assets and managing risks will produce competitive returns over the long run. In our view, these investment principles are an important part of what makes OppenheimerFunds The Right Way to Invest.

Management’s discussion of performance. During the fiscal year that ended December 31, 2000, Total Return Portfolio’s performance was strongly influenced by changes in economic and market conditions. The Portfolio’s positive returns in its equity portfolio were driven primarily by the energy, healthcare and financial services industry groups, which have benefited from, among other factors, higher oil prices and an apparent end to rising interest rates. The primary detractor from Portfolio performance was technology, particularly computer hardware and software. The Portfolio benefited from its holdings of U.S. Treasury bonds, which responded well to a reduced supply of securities amid robust investor demand. On March 1, Portfolio-management responsibility was assumed by Patrick Bisbey and John Kowalik. The Portfolio’s holdings, allocations and investment style are subject to change.

Because the stock market can be volatile, the Portfolio’s performance may be subject to substantial short-term changes. 2. Portfolio is subject to change.
Panorama Series Fund, Inc.—Total Return Portfolio

Comparing the Portfolio’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.
The Portfolio is compared to the performance of the S&P 500 Index and the Merrill Lynch Corporate & Government Master Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The Merrill Lynch Corporate & Government Master Index is a composite of Corporate and Government Master indices exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio’s performance reflects the effects of the Portfolio’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio’s performance, it must be noted that the Portfolio’s investments are not limited to the investments in the indices.

Because the stock market can be volatile, the Portfolio’s performance may be subject to substantial short-term changes. For updates on the Portfolio’s performance, please call us at 1.800.981.2871.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—64.6%

Basic Materials—1.4%

Chemicals—0.6% Eastman Chemical Co.	40,700	$ 1,984,125

Goodrich (B.F.) Co.	42,100	1,531,387 3,515,512

Metals—0.6% Alcan Aluminium Ltd.	75,200	2,570,900

Phelps Dodge Corp.	24,200	1,350,662 3,921,562

Paper—0.2% Louisiana—Pacific Corp.	32,900	333,112

Westvaco Corp.	30,800	898,975 1,232,087

Capital Goods—6.3%

Aerospace/Defense—0.2% TRW, Inc.	27,500	1,065,625

Electrical Equipment—2.8% General Electric Co.	358,600	17,190,387

Manufacturing—3.3% Deere & Co.	47,200	2,162,350

Dover Corp.	17,900	726,069

Minnesota Mining & Manufacturing Co.	1,900	228,950

Sanmina Corp.(1)	32,700	2,505,637

Tektronix, Inc.	46,600	1,569,837

Tyco International Ltd.	128,900	7,153,950

United Technologies Corp.	69,100	5,432,987 19,779,780

Communication Services—3.0%

Telecommunications: Long Distance—2.3% AT&T Corp.	229,700	3,976,681

Qwest Communications International, Inc.(1)	141,800	5,813,800

Sprint Corp. (Fon Group)	24,500	497,656

Verizon Communications	43,900	2,200,487

WorldCom, Inc.(1)	90,500	1,272,656 13,761,280

Telephone Utilities–0.5% SBC Communications, Inc.	58,200	2,779,050

Telecommunications: Wireless—0.2% Nextel Communications, Inc., Cl. A(1)	54,700	1,353,825
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Consumer Cyclicals–5.9%

Autos & Housing—1.5% Black & Decker Corp.	28,400	$ 1,114,700

Ford Motor Co.	166,496	3,902,250

Johnson Controls, Inc.	37,800	1,965,600

Visteon Corp.	14,022	161,253

Vulcan Materials Co.	41,400	1,982,025 9,125,828

Leisure & Entertainment—0.8% Harley—Davidson, Inc.	38,700	1,538,325

Hilton Hotels Corp.	57,200	600,600

Marriott International, Inc., Cl. A	63,900	2,699,775 4,838,700

Media—0.8% Donnelley (R.R.) & Sons Co.	34,300	926,100

Harcourt General, Inc.	30,800	1,761,760

Knight—Ridder, Inc.	40,600	2,309,125 4,996,985

Retail: General—1.3% Kohl’s Corp.(1)	71,800	4,379,800

Wal—Mart Stores, Inc.	68,100	3,617,813 7,997,613

Retail: Specialty—1.1% Bed Bath & Beyond, Inc.(1)	104,600	2,340,425

Lowe’s Cos., Inc.	63,900	2,843,550

Tiffany & Co.	51,600	1,631,850 6,815,825

Textile/Apparel & Home Furnishings—0.4% Liz Claiborne, Inc.	17,700	736,763

VF Corp.	52,300	1,895,352 2,632,115

Consumer Staples—6.3%		;

Beverages—2.2% Adolph Coors Co., Cl. B	17,000	1,365,313

Anheuser—Busch Cos., Inc.	116,400	5,296,200

Coca—Cola Co. (The)	17,600	1,072,500

PepsiCo, Inc.	110,500	5,476,656 13,210,669

Broadcasting—0.5% Clear Channel Communications, Inc.(1)	59,200	2,867,500
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Entertainment—1.0% Disney (Walt) Co.	217,900	$ 6,305,481

Food—1.4% Heinz (H.J.) Co.	91,900	4,359,506

Sysco Corp.	141,400	4,242,000 8,601,506

Food & Drug Retailers—0.1% SUPERVALU, Inc.	46,800	649,350

Walgreen Co.	900	37,631 686,981

Household Goods—1.1% Avon Products, Inc.	52,900	2,532,588

Colgate-Palmolive Co.	37,100	2,394,805

Newell Rubbermaid, Inc.	88,300	2,008,825 6,936,218

Energy—4.2%

Oil: Domestic—3.1% Amerada Hess Corp.	15,800	1,154,388

Apache Corp.	45,100	3,159,819

Burlington Resources, Inc.	47,900	2,418,950

Exxon Mobil Corp.	71,100	6,181,256

Occidental Petroleum Corp.	131,200	3,181,600

USX-Marathon Group	89,000	2,469,750 18,565,763

Oil: International—1.1% Royal Dutch Petroleum Co., NY Shares	109,400	6,625,538

Financial—11.1%

Banks—3.6% Bank of New York Co., Inc. (The)	91,100	5,027,581

Chase Manhattan Corp.	150,450	6,836,072

Northern Trust Corp.	44,500	3,629,531

Wachovia Corp.	26,200	1,522,875

Wells Fargo Co.	91,100	5,073,131 22,089,190

Diversified Financial—4.8% American Express Co.	130,400	7,163,850

Citigroup Inc.	235,933	12,047,329

Equifax, Inc.	23,200	665,550

Morgan Stanley Dean Witter & Co.	93,900	7,441,575

Providian Financial Corp.	33,600	1,932,000 29,250,304
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Insurance—2.7% American International Group, Inc.	119,137	$11,742,441

Cigna Corp.	33,100	4,379,130 16,121,571

Healthcare—9.1%

Healthcare/Drugs—7.9% American Home Products Corp.	143,600	9,125,780

Bristol-Myers Squibb Co.	17,500	1,293,906

Forest Laboratories, Inc.(1)	12,300	1,634,363

Johnson & Johnson	16,900	1,775,556

Medimmune, Inc.(1)	51,600	2,460,675

Merck & Co., Inc.	37,300	3,492,213

Pfizer, Inc.	298,975	13,752,850

Pharmacia Corp.	124,600	7,600,600

UnitedHealth Group, Inc.	81,600	5,008,200

Watson Pharmaceuticals, Inc.(1)	33,200	1,699,425 47,843,568

Healthcare/Supplies & Services—1.2% Cardinal Health, Inc.	45,000	4,483,125

WellPoint Health Networks, Inc.(1)	22,200	2,558,550 7,041,675

Technology—14.1%

Computer Hardware—3.2% Agilent Technologies, Inc.(1)	54,823	3,001,559

EMC Corp.(1)	33,800	2,247,700

Hewlett-Packard Co.	164,300	5,185,719

International Business Machines Corp.	32,900	2,796,500

Network Appliance, Inc.(1)	58,700	3,767,806

Sun Microsystems, Inc.(1)	91,200	2,542,200 19,541,484

Computer Services—0.5% First Data Corp.	6,000	316,125

Palm, Inc.(1)	88,400	2,502,825 2,818,950

Computer Software—4.3% America Online, Inc.(1)	22,300	776,040

Microsoft Corp.(1)	112,800	4,892,700

Oracle Corp.(1)	356,600	10,363,688

Peoplesoft, Inc.(1)	73,800	2,744,438

Siebel Systems, Inc.	54,900	3,712,613

Veritas Software Corp.(1)	38,000	3,325,000 25,814,479
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Communications Equipment—2.8% ADC Telecommunications, Inc.(1)	131,000	$ 2,374,375

Cisco Systems, Inc.(1)	337,700	12,917,025

Nortel Networks Corp.	48,200	1,545,413 16,836,813

Electronics—2.8% Analog Devices, Inc.(1)	68,100	3,485,869

Intel Corp.	114,400	3,439,150

JDS Uniphase Corp.(1)	69,800	2,909,788

KLA Instruments Corp.(1)	51,600	1,738,275

Linear Technology Corp.	64,000	2,960,000

Xilinx, Inc.(1)	58,900	2,716,763 17,249,845

Photography—0.5% Eastman Kodak Co.	70,800	2,787,750

Transportation—0.7%

Air Transportation—0.3% AMR Corp.(1)	53,900	2,112,206

Railroads & Truckers—0.4% Union Pacific Corp.	42,500	2,156,875

Utilities—2.5%

Electric Utilities—1.6% Allegheny Energy, Inc.	14,700	708,356

Constellation Energy Group, Inc.	49,300	2,221,581

Entergy Corp.	900	38,081

Reliant Energy, Inc.	93,900	4,067,044

Xcel Energy, Inc.	102,900	2,990,531 10,025,593

Gas Utilities—0.9% El Paso Energy Corp.	46,600	3,337,725

Sempra Energy Total Common Stocks (Cost $409,263,799)	81,900	1,904,175 5,241,900 391,738,033

	Principal Amount

Asset-Backed Securities—0.4%

IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997–2, Cl. A, 6.752%, 6/25/07(2) (Cost $2,113,991)	$2,113,990	2,125,139

Mortgage-Backed Obligations—5.9%

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation Certificates, 6%, 3/1/09	1,900,642	1,895,891

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1583, Cl. IC, 0.61%, 1/15/20(3)	2,955,398	172,684
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Mortgage-Backed Obligations (continued) Federal National Mortgage Assn.: 6%, 12/1/03 6.50%, 4/1/24–4/1/26 7.50%, 5/1/07–12/1/08 8%, 3/1/17–6/1/17	$ 953,916 2,124,568 625,453 129,232	$ 947,325 2,100,587 639,938 133,468

Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates, Trust 1992–15, Cl. KZ, 7%, 2/25/22	2,778,751	2,751,826

Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust 1993–190, Cl. Z, 5.85%, 7/25/08	164,917	164,195

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Trust 1993–223, Cl. PM, 7%, 10/25/23(2)(3)	3,297,270	359,600

GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations, Series 1999–2, Cl. A3, 6.50%, 4/25/29	2,500,000	2,389,050

GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 1994–7, Cl. A18, 6%, 2/25/09	4,707,789	4,484,169

Government National Mortgage Assn.: 7%, 11/15/08–1/15/24 7.50%, 1/15/09–6/15/24 8%, 5/15/17	1,500,403 3,080,074 555,184	1,520,550 3,151,062 576,348

IMC Home Equity Trust, Asset-Backed Home Equity Securities, Series 1998–3, Cl. A5, 6.36%, 8/20/22(4)	3,400,000	3,392,563

Norwest Asset Securities Corp., Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates: Series 1999–16, Cl. A3, 6%, 6/25/29 Series 1999–18, Cl. A2, 6%, 7/25/29	2,000,000 4,000,000	1,983,120 3,928,720

Prudential Home Mortgage Securities Co., Sub. Fixed Rate Mtg. Securities, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 1993-L, Cl. 1B2, 6.64%, 12/25/23(2)(4)	674,362	670,780

Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates, Series 1999-QS12, Cl. M1, 7%, 9/25/14	2,665,731	2,619,908

Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through Certificates, Series 1998-S4, Cl. M1, 6.50%, 2/25/13 Total Mortgage-Backed Obligations (Cost $35,354,506)	1,848,322	1,795,183 35,676,967

U.S. Government Obligations—2.8%

U.S. Treasury Bonds: 6%, 2/15/26(5) STRIPS, 5.85%, 11/15/18(6) Total U.S. Government Obligations (Cost $16,732,685)	7,300,000 25,500,000	7,693,952 9,309,106 17,003,058
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Non-Convertible Corporate Bonds and Notes–25.0%

Basic Materials—1.1%

Chemicals—0.7% PPG Industries, Inc., 9% Debs., 5/1/21	$1,190,000	$ 1,311,838

Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29	3,000,000	3,033,768 4,345,606

Paper—0.4% Donohue Forest Products, Inc., 7.625% Gtd. Sr. Nts., 5/15/07	2,500,000	2,569,320

Capital Goods—3.0%

Industrial Services—3.0% Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05	6,750,000	6,971,501

Interface, Inc., 7.30% Sr. Nts., 4/1/08	2,000,000	1,810,000

Norse CBO Ltd., 6.515% Collateralized Bond Obligations, Series 1A, Cl. A3, 8/13/10(2)	4,000,000	3,698,750

Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05	5,000,000	2,825,000

USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06	2,860,000	2,848,586 18,153,837

Communication Services—1.0%

Telecommunications: Long Distance—0.7% British Telecommunications plc, 8.625% Bonds, 12/15/30	4,000,000	4,015,864

Telephone Utilities—0.3% Telefonica de Argentina SA, 9.125% Nts., Series 1, 5/7/08	2,000,000	1,755,000

Consumer Cyclicals—1.4%

Autos & Housing—0.9% Ford Motor Co., 6.375% Sr. Unsec. Unsub. Nts., 2/1/29	4,000,000	3,282,364

Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05	2,000,000	1,890,216 5,172,580

Leisure & Entertainment—0.3% Felcor Suites LP, 7.375% Sr. Nts., 10/1/04	2,000,000	1,885,250

Media—0.2% Reed Elsevier, Inc., 6.625% Nts., 10/15/23(7)	1,600,000	1,361,344

Consumer Staples—5.2%		;

Broadcasting—0.9% British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09	1,600,000	1,516,104

CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	4,000,000	3,654,204 5,170,308

Entertainment—1.0% Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05	4,650,000	4,569,011

Viacom, Inc., 6.75% Sr. Unsec. Nts., 1/15/03	1,500,000	1,501,620 6,070,631

Food—1.4% CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06	2,000,000	2,009,520

Grand Metro Inventory Corp., 7.125% Nts., 9/15/04	6,115,000	6,261,864 8,271,384
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Food & Drug Retailers—0.9% Albertson’s, Inc., 7.45% Unsec. Debs., 8/1/29	$4,000,000	$ 3,594,760

Price/Costco Wholesale Corp., 7.125% Sr. Nts., 6/15/05	2,000,000	2,029,088 5,623,848

Household Goods—1.0% Fort James Corp.: 6.234% Nts., 3/15/01 6.875% Sr. Nts., 9/15/07	1,750,000 5,000,000	1,742,783 4,451,775 6,194,558

Energy—3.2%

Energy Services—3.1% Coastal Corp., 8.125% Sr. Nts., 9/15/02	3,190,000	3,302,381

Colorado Interstate Gas Corp., 10% Sr. Debs., 6/15/05	455,000	517,999

Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05	2,000,000	1,993,066

Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17(2)	2,000,000	2,030,000

HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06	700,000	788,434

Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23	4,000,000	3,967,480

Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07	3,600,000	3,541,417

TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21	2,250,000	2,765,702 18,906,479

Oil: Domestic—0.1% Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21	500,000	615,595

Financial—6.0%

Banks—0.7% FleetBoston Financial Corp./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01	750,000	761,609

People’s Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06	4,000,000	3,661,252 4,422,861

Diversified Financial—2.0% American General Institutional Capital, 8.125% Bonds, Series B, 3/15/46(7)	2,750,000	2,648,338

Finova Capital Corp., 7.625% Sr. Nts., 9/21/09	3,250,000	1,824,972

Goldman Sachs Group, Inc. (The), 7.50% Sr. Unsec. Unsub. Nts., 1/28/05	3,500,000	3,616,606

Nisource Finance Corp., 7.625% Sr. Unsec. Nts., 11/15/05(7)	4,000,000	4,161,768 12,251,684

Insurance—2.3% Conseco, Inc., 6.40% Unsec. Mandatory Par Put Remarketed Securities, 6/15/01	3,000,000	2,925,000

Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts., 12/1/05(7)	2,000,000	2,020,012

GenAmerica Capital I, 8.525% Nts., 6/30/27(2)	3,250,000	3,026,530

Life Re Capital Trust I, 8.72% Nts., 6/15/27(7)	2,500,000	2,448,555

Travelers Property Casualty Corp., 6.75% Sr. Unsec. Nts., 11/15/06	3,500,000	3,554,338 13,974,435

Real Estate Investment Trusts—1.0% First Industrial LP, 7.15% Bonds, 5/15/27	3,000,000	3,004,392

Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03	3,000,000	2,971,368 5,975,760
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Healthcare—0.6%

Healthcare/Supplies & Services—0.6% Tenet Healthcare Corp.: 8% Sr. Nts., 1/15/05 8.625% Sr. Unsec. Nts., 12/1/03	$1,500,000 2,000,000	$ 1,526,250 2,038,670 3,564,920

Technology—0.3%

Computer Software—0.3% Electric Data Systems Corp., 7.125% Nts., 5/15/05(7)	2,000,000	2,065,998

Transportation—1.1%

Air Transportation—0.7% Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04	4,250,000	4,192,043

Railroads & Truckers—0.4% Union Pacific Corp., 7.60% Nts., 5/1/05	2,000,000	2,084,954

Utilities—2.1%

Electric Utilities—1.5% Cleveland Electric Illumination, Inc., 6.86% First Mtg. Nts., 10/1/08	4,000,000	3,917,652

El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03	3,278,000	3,365,742

Xcel Energy, Inc., 7% Sr. Unsec. Sub. Nts., 12/1/10	2,000,000	1,986,708 9,270,102

Gas Utilities—0.6% Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17 Total Non-Convertible Corporate Bonds and Notes (Cost $159,605,132)	3,800,000	3,806,164 151,720,525

Repurchase Agreements—0.5%

Repurchase agreement with Zion First National Bank, 5.90%, dated 12/29/00, to be repurchased at $3,231,117 on 1/2/01, collateralized by U.S. Treasury Nts., 6.50%–7%, 8/31/01–2/15/10, with a value of $3,297,620 (Cost $3,229,000)	3,229,000	3,229,000

Total Investments, at Value (Cost $626,299,113)	99.2%	601,492,722

Other Assets Net of Liabilities	0.8	4,627,371
Net Assets	100.0%	$606,120,093

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted. See Note 6 of Notes to Financial Statements.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
4. Represents the current interest rate for a variable or increasing rate security.
5. Securities with an aggregate market value of $7,693,952 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
6. Zero coupon bond reflects the effective yield on the date of purchase.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $14,706,015 or 2.43% of the Portfolio’s net assets as of December 31, 2000.

See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets Investments, at value (cost $626,299,113)-see accompanying statement	$601,492,722

Cash	570,356

Receivables and other assets: Investments sold Interest, dividends and principal paydowns Shares of capital stock sold Other Total assets	6,254,875 3,594,886 99,328 17,170 612,019,337

Liabilities
Payables and other liabilities:
Investments purchased
Shares of capital stock redeemed
Daily variation on futures contracts
Directors’ compensation
Transfer and shareholder servicing agent fees
Other
Total liabilities	5,424,721 395,505 35,719 2,241 324 40,734 5,899,244

Net Assets	$606,120,093

Composition of Net Assets Par value of shares of capital stock	$ 417,124

Additional paid-in capital	643,932,305

Undistributed net investment income	23,435,504

Accumulated net realized loss on investment transactions	(36,822,730)

Net unrealized depreciation on investments	(24,842,110)

Net assets-applicable to 417,123,548 shares of capital stock outstanding	$606,120,093

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.45
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Interest	$ 21,675,083

Dividends (net of foreign withholding taxes of $26,928) Total income	6,578,849 28,253,932

Expenses Management fees	4,613,663

Custodian fees and expenses	69,613

Directors’ compensation	32,951

Accounting service fees	15,000

Transfer and shareholder servicing agent fees	2,239

Other Total expenses Less expenses paid indirectly Net expenses	52,874 4,786,340 (12,037) 4,774,303

Net Investment Income	23,479,629

Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investments Closing of futures contracts Net realized loss	(37,831,256) 9,910,674 (27,920,582)

Net change in unrealized depreciation on investments Net realized and unrealized loss	(15,244,818) (43,165,400)

Net Decrease in Net Assets Resulting from Operations	$(19,685,771)
See accompanying Notes to Financial Statements.
Statement of Changes in Net Assets

	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 23,479,629	$ 40,249,770

Net realized gain (loss)	(27,920,582)	99,654,480

Net change in unrealized appreciation (depreciation) Net decrease in net assets resulting from operations	(15,244,818) (19,685,771)	(156,341,136) (16,436,886)

Dividends and/or Distributions to Shareholders Dividends from net investment income	(40,253,730)	(43,060,498)

Distributions from net realized gain	(98,059,927)	(47,469,898)

Capital Stock Transactions Net increase (decrease) in net assets resulting from capital stock transactions	(309,917,342)	(162,878,234)

Net Assets Total decrease	(467,916,770)	(269,845,516)

Beginning of period	1,074,036,863	1,343,882,379

End of period (including undistributed net investment income of $23,435,504 and $40,223,973, respectively)	$ 606,120,093	$1,074,036,863
See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
	2000	1999	1998	1997	1996(1)

Per Share Operating Data Net asset value, beginning of period	$1.75	$1.91	$2.00	$1.91	$1.75

Income (loss) from investment operations: Net investment income Net realized and unrealized gain (loss)	.07 (.10)	.07 (.10)	.06 .14	.07 .25	.07 .11

Total income (loss) from investment operations	(.03)	(.03)	.20	.32	.18

Dividends and/or distributions to shareholders: Dividends from net investment income Distributions from net realized gain	(.08) (.19)	(.06) (.07)	(.07) (.22)	(.07) (.16)	(.01) (.01)

Total dividends and/or distributions to shareholders	(.27)	(.13)	(.29)	(.23)	(.02)

Net asset value, end of period	$1.45	$1.75	$1.91	$2.00	$1.91

Total Return, at Net Asset Value(2)	(2.51)%	(1.54)%	10.90%	18.81%	10.14%

Ratios/Supplemental Data Net assets, end of period (in millions)	$606	$1,074	$1,344	$1,279	$1,122

Average net assets (in millions)	$791	$1,230	$1,299	$1,208	$1,058

Ratios to average net assets:(3) Net investment income Expenses	2.97% 0.61%	3.27% 0.55%	3.30% 0.55%(4)	3.57% 0.55%(4)	4.12% 0.55%

Portfolio turnover rate	123%	113%	93%	104%	104%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Portfolio.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The Portfolio’s investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions. The Portfolio’s investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Portfolio.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio’s Statement of Operations.

Repurchase Agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.

Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2000, the Portfolio had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring
2008	$18,461,536

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes.
Notes to Financial Statements (Continued)

The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.
The Portfolio adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $28,699, a decrease in undistributed net investment income of $14,368, and a decrease in accumulated net realized loss on investments of $43,067. Net assets of the Portfolio were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Portfolio.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio, but will result in a $1,306,164 decrease to cost of securities and a corresponding $1,306,164 decrease in net unrealized depreciation, based on securities held as of December 31, 2000.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Capital Stock The Portfolio has authorized 1.95 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:
	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	19,462,896	$ 30,030,006	39,107,889	$ 70,396,179
Dividends and/or distributions reinvested	93,455,174	138,313,657	51,437,725	90,530,396
Redeemed	(307,792,871)	(478,261,005)	(182,957,660)	(323,804,809)
Net decrease	(194,874,801)	$(309,917,342)	(92,412,046)	$(162,878,234)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $925,231,781 and $1,210,339,790, respectively.

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $626,540,163 was:
Gross unrealized appreciation	$ 38,469,931
Gross unrealized depreciation	(63,517,372)
Net unrealized depreciation	$(25,047,441)
Notes to Financial Statements (Continued)

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.625% of the first $600 million of average daily net assets of the Portfolio and 0.45% of average daily net assets in excess of $600 million. The Portfolio’s management fee for the year ended December 31, 2000, was an annualized rate of 0.58%, before any waiver by the Manager if applicable.

Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Portfolio and is responsible for maintaining the shareholder registry and shareholder accounting records for the Portfolio. OFS provides these services for cost. Effective January 1, 2001, the Portfolio ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.

5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly-based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
      The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2000, the Portfolio had outstanding futures contracts as follows:
Contract Description	Expiration Date	Number of Contracts	Valuation as of December 31, 2000	Unrealized Depreciation

Contracts to Purchase U.S. Long Bond	3/21/01	127	$13,287,375	$35,719

6. Illiquid Securities
As of December 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2000, was $3,026,530, which represents 0.50% of the Portfolio’s net assets.
Independent Auditors’ Report

To the Board of Directors and Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP Denver, Colorado January 23, 2001
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2000. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
      Dividends and distributions of $0.2614 per share were paid to shareholders, on March 17, 2000, of which $0.1451 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Portfolio during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 26.72% to arrive at the net amount eligible for the corporate dividend-received deduction.
The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Total Return Portfolio
A Series of Panorama Series Fund, Inc.

Officers and Directors	James C. Swain, Director and Chairman of the Board
Bridget A. Macaskill, President
William L. Armstrong, Director
Robert G. Avis, Director
Jon S. Fossel, Director
Sam Freedman, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Charles Albers, Vice President
Patrick Bisbey, Vice President
George Evans, Vice President
Alan Gilston, Vice President
John S. Kowalik, Vice President
Nikolaos Monoyios, Vice President
David P. Negri, Vice President
Thomas P. Reedy, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Total Return Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.